SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING 07/31/2002
FILE NUMBER 811-5686
SERIES NO.: 3

72DD.    1.   Total income dividends for which record date passed during the period. ($000's Omitted)
                Class A Shares             $4,433
         2.   Dividends for a second class of open-end company shares
              ($000's Omitted)
              Class B Shares               $5,374
              Class C Shares               $1,204

73A.     Payments per share outstanding during the entire current period:
         1.   Dividends from net investment income (form nnn.nnnn)
              Class A Shares               $0.7005
         2. Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B Shares               $0.6470
              Class C Shares               $0.6470

74U.     1.   Number of shares outstanding (000's Omitted)
               Class A Shares               5,811
         2.   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B Shares                7,594
              Class C Shares                1,714

74V.     1.   Net asset value per share (to nearest cent)
              Class A Shares               $5.41
         2.   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B Shares                $5.41
              Class C Shares                $5.41


Return of capital distributions for current period. ($000's Omitted)

Class A Shares $112
Class B Shares $147
Class C Shares $33

FOR PERIOD ENDING 07/31/2002
SERIES NO.: 4

72DD.    1.   Total income dividends for which record date passed during the period. ($000's Omitted)
              Class A Shares               $18,042
         2.   Dividends for a second class of open-end company shares ($000's
              Omitted)
              Class B Shares               $15,743
              Class C Shares               $ 3,471
              Class R Shares               $ 0

73A.     Payments per share outstanding during the entire current period:
         1.   Dividends from net investment income (form nnn.nnnn)
              Class A Shares               $0.4550
         2. Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B Shares               $0.3865
              Class C Shares               $0.3865
              Class R Shares               $0.0730

74U.     1.   Number of shares outstanding (000's Omitted)
               Class A Shares               50,992
         2.   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B Shares                65,901
              Class C Shares                13,706
              Class R Shares                     4

74V.     1.   Net asset value per share (to nearest cent)
               Class A Shares               $9.28
         2.   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B Shares               $9.31
              Class C Shares               $9.27
              Class R Shares               $9.27

FOR PERIOD ENDING 07/31/2002
SERIES NO.: 5

72DD.    1.   Total income dividends for which record date passed during the period. ($000's Omitted)
              Class A Shares               $20,407
         2.   Dividends for a second class of open-end company shares ($000's
              Omitted)
              Class B Shares               $13,291
              Class C Shares               $2,454
              Class R Shares               $  0

73A.     Payments per share outstanding during the entire current period:
         1.   Dividends from net investment income (form nnn.nnnn)
              Class A Shares                $0.4270
         2. Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B Shares               $0.3765
              Class C Shares               $0.3765
              Class R Shares               $0.0490

74U.     1.   Number of shares outstanding (000's Omitted)
               Class A Shares               45,470
         2.   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B Shares                34,901
              Class C Shares                 6,097
              Class R Shares                     1

74V.     1.   Net asset value per share (to nearest cent)
              Class A Shares               $6.20
         2.   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B Shares               $6.21
              Class C Shares               $6.19
              Class R Shares               $6.20


Return of capital distributions for current period ($000's Omitted) Class A Shares $994
Class B Shares $736
Class C Shares $135
Class R Shares $ 0

FOR PERIOD ENDING 07/31/2002
SERIES NO.: 6

72DD.    1.   Total income dividends for which record date passed during the period. ($000's Omitted)
              Cash Reserve Shares         $15,341
         2.   Dividends for a second class of open-end company shares ($000's
              Omitted)
              Class B Shares               $3,411
              Class C Shares               $ 667
              Class R Shares               $  0

73A.     Payments per share outstanding during the entire current period:
         1.   Dividends from net investment income (form nnn.nnnn)
              Cash Reserve Shares        $0.0141
         2. Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B Shares               $0.0065
              Class C Shares               $0.0065
              Class R Shares               $0.0010

74U.     1.   Number of shares outstanding (000's Omitted)
               Cash Reserve Shares         1,121,853
         2.   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B Shares                717,950
              Class C Shares                118,945
              Class R Shares                10

74V.     1.   Net asset value per share (to nearest cent)
               Cash Reserve Shares        $1.00
         2.   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B Shares               $1.00
              Class C Shares               $1.00
              Class R Shares               $1.00

FOR PERIOD ENDING 07/31/2002
SERIES NO.: 7

72DD.    1.   Total income dividends for which record date passed during the period. ($000's Omitted)
              Class A Shares               $16,157
         2.   Dividends for a second class of open-end company shares ($000's
              Omitted)
              Class B Shares               $3,770
              Class C Shares               $954

73A.     Payments per share outstanding during the entire current period:
         1.   Dividends from net investment income (form nnn.nnnn)
              Class A Shares               $0.3790
         2. Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B Shares               $0.3190
              Class C Shares               $0.3190

74U.     1.   Number of shares outstanding (000's Omitted)
               Class A Shares               42,123
         2.   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B Shares                12,900
              Class C Shares                3,620

74V.     1.   Net asset value per share (to nearest cent)
               Class A Shares              $8.06
         2.   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B Shares               $8.07
              Class C Shares               $8.06

FOR PERIOD ENDING 07/31/2002
SERIES NO.: 8

72DD.    1.   Total income dividends for which record date passed during the period. ($000's Omitted)
              Class A Shares               $69,550
         2.   Dividends for a second class of open-end company shares ($000's
              Omitted)
              Class B Shares               $71,742
              Class C Shares               $7,514

73A.     Payments per share outstanding during the entire current period:
         1.   Dividends from net investment income (form nnn.nnnn)
              Class A Shares               $0.5245
         2. Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B Shares               $0.4900
              Class C Shares               $0.4900

74U.     1.   Number of shares outstanding (000's Omitted)
               Class A Shares               112,941
         2.   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B Shares                126,408
              Class C Shares                13,517

74V.     1.   Net asset value per share (to nearest cent)
               Class A Shares              $3.70
         2.   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B Shares               $3.71
              Class C Shares               $3.70

FOR PERIOD ENDING 07/31/2002
SERIES NO.: 9

72DD.    1.   Total income dividends for which record date passed during the period. ($000's Omitted)
              Class A Shares               $77
         2.   Dividends for a second class of open-end company shares ($000's
              Omitted)
              Class B Shares               $73
              Class C Shares               $28

73A.     Payments per share outstanding during the entire current period:
         1.   Dividends from net investment income (form nnn.nnnn)
              Class A Shares               $0.2150
         2. Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B Shares               $0.1715
              Class C Shares               $0.1715

74U.     1.   Number of shares outstanding (000's Omitted)
               Class A Shares               915
         2.   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B Shares                1,440
              Class C Shares                299

74V.     1.   Net asset value per share (to nearest cent)
               Class A Shares              $10.19
         2.   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B Shares               $10.19
              Class C Shares               $10.19